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                                                                    EXHIBIT 23.1
                                                                    ------------

                          INDEPENDENT AUDITORS' CONSENT

Board of Directors and Shareholders
Isolyser Company, Inc.

We consent to the incorporation by reference in Registration Statements No. 33-85668, 33-93526, 33-93528, 333-11407, 333-36049, 333-70033, 333-81605, and
333-81637 of Isolyser Company, Inc. on Form S-8 of our report dated February 28, 2001, appearing in the Annual Report on Form 10-K of Isolyser Company, Inc. for the year ended December 31, 2000.


                                        /s/ Deloitte & Touche LLP
                                        ------------------------------
                                        Deloitte & Touche LLP





Atlanta, Georgia
March 29, 2001